授权委托书
Power of Attorney

本人，________，中国公民，身份证号码为________，拥有深圳明宣技术有限公司（“明宣”）30%的股权（“本人股权”）的股东，就本人股权，特此不可撤销地授权摩地（上海）信息科技有限公司（“WOFE”）在本授权委托书的有效期内行使如下权利：
I, __________, a Chinese citizen with Chinese Identification Card No.: _________, and a holder of 30% of the entire registered capital in Shenzhen Alar Technology Company Limited, ("Alar") ("My Shareholding"), hereby irrevocably authorize MoqiZone (Shanghai) Information Technology Company Limited ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

 授权WOFE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加明宣的股东会；2）行使按照法律和明宣章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命明宣法定代表人（董事长）、董事、监事、总经理以及其他高级管理人员等。
WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Alar ; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Alar 's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Alar.

WOFE将有权在授权范围内代表本人签署独家购买权合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。
Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

WOFE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。
All the actions associated with My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by WOFE.

WOFE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。
WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人为明宣的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。
This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Alar.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WOFE的与本人股权有关的所有权利，不再自行行使该等权利。
During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。
This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

                                                                                                                    _______

                                                                                                                    签署：
                                                                                                                    By: ______________

                                                                                                                    2009年____月___日
                                                                                                                    ________, 2009

见证人
Witness: _________________

姓名：
Name:

2009年___月___日
________, 2009